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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934





                                  MAY 20, 1999
                Date of Report (Date of earliest event reported)
             ------------------------------------------------------


                              HEALTHEON CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                DELAWARE                                 0-24975                               94-3236644
------------------------------------------       ------------------------         ------------------------------------
     (State or other jurisdiction of             (Commission File Number)         (I.R.S. Employer Identification No.)
             incorporation)


                             4600 PATRICK HENRY ROAD
                          SANTA CLARA, CALIFORNIA 95054
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (408) 876-5000
             ------------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
             ------------------------------------------------------
             (Former name or address, if changed since last report)


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ITEM 5.   OTHER EVENTS

     On May 20, 1999, the Registrant entered into an Agreement and Plan of Reorganization (the "Merger Agreement") with Water Acquisition Corp., a Georgia corporation and a wholly-owned subsidiary of Registrant, and WebMD, Inc., a Georgia corporation ("WebMD") pursuant to which Registrant will enter into a strategic business combination with WebMD. Pursuant the Merger Agreement, each outstanding share of Common Stock of WebMD will be converted into the right to receive that number of shares of Common Stock of Registrant equal to the Exchange Ratio; "Exchange Ratio" for purposes of the Merger Agreement means
1.815. In general, each outstanding share of Preferred Stock of WebMD will be converted into the right to receive that number of shares of Common Stock of Registrant equal to the Exchange Ratio multiplied by the number of shares of WebMD Common Stock into which such share of WebMD Preferred Stock is convertible.

     The closing of the Merger is subject to a number of conditions, including
(a) approval by the stockholders of Registrant, (b) approval by the stockholders of WebMD, and (c) the expiration or early termination of all applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

     The foregoing summary is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1.

     The information that is set forth in the Registrant's Press Releases dated May 20, 1999 is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          The following exhibits are filed herewith:

          2.1 Agreement and Plan of Reorganization dated May 20, 1999 by and among Healtheon Corporation, Water Acquisition Corp. and WebMD, Inc.*

          99.1 Text of Press Release, dated May 20, 1999, titled "Healtheon and WebMD Announce Merger to Form First End-to-End Internet Healthcare and E-Commerce Company"

          99.2 Text of Press Release, dated May 20, 1999, titled "Healtheon, Medic Create Alliance to Web-Enabled Physician Practice Management Services"

     * Certain exhibits to, and schedules delivered in connection with, the Reorganization Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Registrant agrees to supplementally furnish to the Commission a copy of any such exhibit or schedule upon request.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Healtheon Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       HEALTHEON CORPORATION



     Dated: May 20, 1999               By /s/ Jack Dennison
                                          --------------------------------------
                                          Jack Dennison, Vice President and
                                          General Counsel

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                                  EXHIBIT INDEX

     2.1 Agreement and Plan of Reorganization dated May 20, 1999 by and among Healtheon Corporation, Water Acquisition Corp. and WebMD, Inc.

     99.1 Text of Press Release, dated May 20, 1999, titled "Healtheon and WebMD Announce Merger to Form First End-to-End Internet Healthcare and E-Commerce Company"

     99.2 Text of Press Release, dated May 20, 1999, titled "Healtheon, Medic Create Alliance to Web-Enabled Physician Practice Management Services"


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